                       SKYLINE FUND-REGISTERED TRADEMARK-
                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606

                      IN ILLINOIS--(312) 913-0900 COLLECT
                   OUTSIDE ILLINOIS--(800) 458-5222 TOLL FREE

                                                               September 1, 1995

    Skyline SPECIAL EQUITIES PORTFOLIO-REGISTERED TRADEMARK- and Skyline SPECIAL EQUITIES II-REGISTERED TRADEMARK- seek maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth.

    SKYLINE SPECIAL EQUITIES PORTFOLIO emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $500 million.

    SKYLINE SPECIAL EQUITIES II emphasizes investments in small and medium-sized companies whose outstanding shares have an aggregate market value of $400 million to $2 billion.

                 SKYLINE SPECIAL EQUITIES PORTFOLIO IS CLOSED.
                            SEE "PURCHASING SHARES."

    Skyline Special Equities Portfolio and Skyline Special Equities II are "no-load" funds. There are no sales or redemption charges, and there are no "12b-1" plans. Skyline Special Equities Portfolio and Skyline Special Equities II are series of Skyline Fund.

    This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.

    A Statement of Additional Information regarding Skyline Special Equities Portfolio and Skyline Special Equities II and dated the date of this Prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone numbers or address shown above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS  THE
       SECURITIES  AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES
           COMMISSION PASSED  UPON THE  ACCURACY OR  ADEQUACY  OF
               THIS  PROSPECTUS.  ANY REPRESENTATION  TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
HIGHLIGHTS.....................................           2
EXPENSE INFORMATION............................           3
FINANCIAL HIGHLIGHTS...........................           4
INVESTMENT OBJECTIVE AND POLICIES..............           5
RISKS..........................................           6
INVESTMENT RESTRICTIONS........................           6
PURCHASING SHARES..............................           6
REDEEMING SHARES...............................           8
NET ASSET VALUE................................           9
SHAREHOLDER SERVICES...........................           9
  Shareholder Accounts.........................           9
  Retirement Plans.............................           9
  Exchange Privilege...........................           9

                                                    PAGE
                                                    -----
  Automatic Investment Plan....................          10
  Systematic Withdrawal Plan...................          11
  Dividend Purchase Plan.......................          11
DIVIDENDS AND DISTRIBUTIONS....................          11
TAXES..........................................          11
MANAGEMENT OF THE FUND.........................          12
  The Trustees.................................          12
  The Adviser..................................          12
  Portfolio Transactions.......................          13
  Performance..................................          14
THE FUND AND ITS SHARES........................          14
  Shares.......................................          14
  Voting Rights................................          15
  Shareholder Inquiries........................          15

                                   HIGHLIGHTS

    SKYLINE SPECIAL EQUITIES PORTFOLIO and SKYLINE SPECIAL EQUITIES II are series (each, a "Portfolio" and collectively, the "Portfolios") of Skyline Fund (the "Fund"). Each Portfolio is a "no-load" fund. There are no sales or redemption charges.

INVESTMENT OBJECTIVE AND
  POLICIES......................  SKYLINE SPECIAL  EQUITIES  PORTFOLIO  and  SKYLINE  SPECIAL
                                  EQUITIES  II  seek maximum  capital  appreciation primarily through  investment  in  common  stocks  that  the  Adviser considers  undervalued relative to earnings, book value, or
                                  potential  earnings   growth.  SKYLINE   SPECIAL   EQUITIES
                                  PORTFOLIO  emphasizes investments in  small companies whose outstanding shares have an  aggregate market value of  less than  $500 million. SKYLINE  SPECIAL EQUITIES II emphasizes investments  in  small  and  medium-sized  companies  whose outstanding  shares have an aggregate  market value of $400 million to  $2  billion. (See  "Investment  Objectives  and
                                  Policies.")
INVESTMENT RISKS................  Each  Portfolio is designed for long-term investors willing to accept  more investment  risk  and volatility  than  the stock market in general.
MINIMUM PURCHASE................  $1,000  for  initial  investments and  $100  for subsequent investments.
DIVIDENDS AND CAPITAL GAINS.....  Income dividends and capital gains, if any, are distributed
                                  at  least   annually.   Distributions   are   automatically
                                  reinvested  in additional shares at  net asset value unless
                                  payment  in  cash   is  requested.   (See  "Dividends   and
                                  Distributions.")
REDEMPTION PRICE................  Current  net asset  value, without  charge. (See "Redeeming
                                  Shares.")

INVESTMENT ADVISER..............  Skyline  Asset   Management,   L.P.  (the   "Adviser")   is
                                  investment  adviser to  the Fund. The  Adviser manages more than $500 million in assets as of August 31, 1995.  William
                                  M.  Dutton and Kenneth S. Kailin are the portfolio managers of Skyline Special Equities  Portfolio and Skyline  Special
                                  Equities  II, respectively. Each of them leads a team which is responsible  for  the  day-to-day  management  of  their respective  portfolios. (See  "Management of  the Fund--The
                                  Adviser.")
EXPENSES OF THE FUND............  Each Portfolio pays the Adviser  a comprehensive fee at  an annual  rate declining from 1.50%  of its average daily net asset value. The Adviser pays  out of its fee the  ordinary costs  and expenses  of the Portfolio.  (See "Management of the Fund--The Adviser.")
DISTRIBUTOR.....................  Funds Distributor, Inc.

         NOTE: SKYLINE SPECIAL EQUITIES PORTFOLIO IS CURRENTLY CLOSED.
                            SEE "PURCHASING SHARES."

                              EXPENSE INFORMATION

    The following table shows all fees paid by shareholders or assessed against assets of the Portfolios:

                                                                                               SKYLINE
                                                                                               SPECIAL       SKYLINE
                                                                                              EQUITIES       SPECIAL
                                                                                              PORTFOLIO    EQUITIES II
                                                                                             -----------  -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..............        none          none
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)...        none          none
  Deferred Sales Load......................................................................        none          none
  Redemption Fees (1)......................................................................        none          none
  Exchange Fees............................................................................        none          none
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees (including operating expenses)(2)........................................        1.49%         1.50%
  12b-1 Fees...............................................................................        none          none
  Other Expenses...........................................................................           0%          .01%
                                                                                                  -----         -----
  Total Operating Expenses.................................................................        1.49%         1.51%

------------------------
(1) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire transfer (currently $7.50). See "Redeeming Shares."

(2) Under the advisory agreements, the Adviser pays all of the ordinary operating expenses of each Portfolio, except the fees and expenses of the Fund's non-interested trustees and the reimbursement of organizational costs. See "Management of the Fund--The Adviser" in this prospectus for more information. Mesirow Asset Management, Inc. ("MAMI") served as the adviser to the Portfolios from their inception through August 31, 1995. During the fiscal year ended December 31, 1994, the expenses paid by MAMI from its management fee to other service providers to Skyline Special Equities Portfolio and Skyline Special Equities II amounted to 0.11% and 0.26% of average net assets respectively.

    The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolios will bear, directly or indirectly.

EXAMPLE

    You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period for each of the
Portfolios:

                                                                            SKYLINE
                                                                            SPECIAL       SKYLINE
                                                                           EQUITIES       SPECIAL
                                                                           PORTFOLIO    EQUITIES II
                                                                          -----------  -------------
1 year..................................................................   $      15     $      15
3 years.................................................................          47            48
5 years.................................................................          81            82
10 years................................................................         178           180

    The Example should not be considered a representation of past or future expenses; the actual expense of the Portfolios and the annual rates of return may be greater or less than those shown. Although information such as that shown in the Example is useful in reviewing the expenses of the Portfolios and in providing a basis for comparison of these expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                              FINANCIAL HIGHLIGHTS

    The tables below reflect the results of the operations of each Portfolio on a per-share basis for the periods indicated. The information presented has been audited and reported on by the independent auditors of the Fund. The tables should be read in conjunction with the financial statements of Skyline Special Equities Portfolio and Skyline Special Equities II, which may be obtained without charge from the Fund upon request. In addition to the highlights set forth below, further information about the performance of the Portfolios is contained in the Portfolios' Annual Reports and the Statement of Additional Information, which may be obtained from the Fund free of charge.

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------------------
                                       1994         1993         1992         1991         1990         1989         1988
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value at beginning of
 period...........................   $    17.83   $    17.12   $    12.67   $    10.32   $    11.49   $    10.32   $     7.99
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment (loss) income....        (0.08)       (0.09)       (0.01)        0.01         0.10         0.13         0.05
  Net realized and unrealized
   (loss) gain on investments.....        (0.18)        3.94         5.37         4.74        (1.17)        2.33         2.33
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total from Investment
     Operations...................        (0.26)        3.85         5.36         4.75        (1.07)        2.46         2.38
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
  LESS DISTRIBUTIONS
  Dividends from net investment
   income.........................      --           --           --             (0.01)       (0.10)       (0.13)       (0.05)
  Dividends from net realized
   gains on investments...........        (1.93)       (3.14)       (0.91)       (2.39)     --             (1.16)     --
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total Distributions...........        (1.93)       (3.14)       (0.91)       (2.40)       (0.10)       (1.29)       (0.05)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value at end of
 period...........................  $     15.64   $    17.83   $    17.12   $    12.67   $    10.32   $    11.49   $    10.32
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL RETURN (g)..................        (1.15%)      22.85%       42.45%       47.28%       (9.28%)      23.98%       29.79%
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets...........................         1.49%        1.48%        1.51%        1.55%        1.59%        1.60%        1.70%
Ratio of net investment (loss)
 income to average net assets.....        (0.49%)      (0.54%)      (0.19%)       0.09%        0.95%        1.30%        0.61%
Portfolio turnover rate...........           82%         104%          87%         104%          98%          90%          68%
Net assets, end of period (in
 thousands).......................     $202,771     $228,011     $172,385      $37,495      $22,154      $21,056      $11,498

                                       APRIL 23,
                                      1987(a) TO
                                      DECEMBER 31
                                         1987
                                    ---------------
Net asset value at beginning of
 period...........................    $  9.61
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment (loss) income....       0.01
  Net realized and unrealized
   (loss) gain on investments.....      (1.63)
                                       ------
    Total from Investment
     Operations...................      (1.62)
                                       ------
  LESS DISTRIBUTIONS
  Dividends from net investment
   income.........................      --
  Dividends from net realized
   gains on investments...........      --
                                       ------
    Total Distributions...........      --
                                       ------
Net asset value at end of
 period...........................  $    7.99
                                       ------
                                       ------
TOTAL RETURN (g)..................     (16.86%)(b)
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets...........................       1.60%(c)(d)
Ratio of net investment (loss)
 income to average net assets.....       0.20%(c)(d)
Portfolio turnover rate...........        173%(c)
Net assets, end of period (in
 thousands).......................   $  6,605

                          SKYLINE SPECIAL EQUITIES II

                                                                                    FEBRUARY 9,
                                                                 YEAR ENDED         1993(A) TO
                                                              DECEMBER 31, 1994  DECEMBER 31, 1993
                                                              -----------------  -----------------
Net asset value at beginning of period......................      $   10.79          $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................           0.02               0.01
  Net realized and unrealized (loss) gain on investments....          (0.19)              1.00
                                                              -----------------  -----------------
    Total from Investment Operations........................          (0.17)              1.01
                                                              -----------------  -----------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.02)            --
  Dividends from net realized gains on investments..........          (0.46)             (0.22)
  Return of capital distribution............................         --    (e)          --    (e)
                                                              -----------------  -----------------
    Total Distributions.....................................          (0.48)              (.22)
                                                              -----------------  -----------------
Net asset value at end of period............................      $   10.14          $   10.79
                                                              -----------------  -----------------
                                                              -----------------  -----------------
TOTAL RETURN................................................          (1.52%)            10.08%(f)
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets.....................           1.51%              1.51%(c)
Ratio of net investment income (loss) to average net
 assets.....................................................           0.22%             (0.10)%(c)
Portfolio turnover rate.....................................             82%               111%(c)
Net assets, end of period (in thousands)....................  $      99,638      $      58,608
                                                              -----------------  -----------------
                                                              -----------------  -----------------

------------------------------
Notes to financial highlights:

(a) Commencement of operations.

(b) For the period April 23, 1987 to December 31, 1987.

(c) Ratios have been determined on an annualized basis.

(d) During the period from April 23, 1987 through December 31, 1987 fees totaling $10,159 were reimbursed to the Skyline Special Equities Portfolio or waived by MAMI. Absent the foregoing, the ratio of expenses to average net assets would have been 1.88%, and the ratio of net investment loss to average net assets would have been (.08%).

(e) Distributions were less than $.01 per share.

(f) For the period February 9, 1993 to December 31, 1993.

(g) Total return for Skyline Special Equities Portfolio does not reflect the effect of any sales charges which may have been previously charged.

                       INVESTMENT OBJECTIVE AND POLICIES

    SKYLINE SPECIAL EQUITIES PORTFOLIO and SKYLINE SPECIAL EQUITIES II (together, the "Portfolios") have the same general investment objective and follow the same investment strategy. The Portfolios differ in the size of the companies in which they invest. Each Portfolio seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Companies in which the Portfolios invest generally fall into one of the following three categories:

        1. A company that the Adviser believes will achieve above average growth in earnings, but that is selling at a price/earnings ratio below the average for the overall stock market.

        2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

        3.   A company that does not fall into the above categories, but because
    of  special  circumstances  appears  undervalued  and  consequently   offers
    potential for appreciation.

    SKYLINE SPECIAL EQUITIES PORTFOLIO emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $500 million; SKYLINE SPECIAL EQUITIES II emphasizes investments in small and medium-sized companies whose outstanding shares have an aggregate market value of $400 million to $2 billion.

    Each Portfolio is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of each Portfolio will be invested in common stocks. In management of cash receipts or liquidity for anticipated redemptions, each Portfolio may invest without limitation in high-quality, fixed-income securities, or hold assets in cash or cash equivalents.

                                     RISKS

    Because of the concentration of the Portfolios in stocks of smaller and medium-sized companies, which tend to be more volatile and less liquid than stocks of larger companies, the Portfolios may involve an above average degree of risk. Smaller and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities. However, an attempt is made to minimize the risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect a lower price.

    There can be no assurance that a Portfolio's investment objective will be achieved. Each Portfolio's investment objective and policies may be changed by the Fund's board of trustees without shareholder approval. However, shareholder approval is required for changes in a Portfolio's fundamental investment restrictions. Any change in the investment objective of a Portfolio might result in that Portfolio having an investment objective that is different from the investment objective a shareholder considered appropriate at the time of making an investment.

                            INVESTMENT RESTRICTIONS

    The  Fund  has   adopted  for  each   Portfolio  the  following   investment
restrictions, among others, that may be changed only with the approval of a majority of the outstanding shares of the Portfolio as defined in the Investment Company Act of 1940. A Portfolio may not: (1) invest more than 5% of its assets (valued at the time of investment) in the securities of any single issuer, excluding government obligations; (2) invest in a security if, as a result of such investment, the Portfolio would hold more than 10% (measured at the time of investment) of the outstanding voting securities of the issuer of such security; or (3) invest more than 5% of its assets (measured at the time of investment) in the securities of an issuer with less than three years operating history (including predecessors). All of the investment restrictions for each Portfolio are stated in the Statement of Additional Information.

                               PURCHASING SHARES

    Shares of the Portfolios may be purchased by completing a share purchase application and forwarding it, together with a check for the investment,
directly   to   the   Fund   c/o   Firstar   Trust   Company,   P.O.   Box  701,

Milwaukee, WI 53201 or to the Distributor or an authorized broker-dealer who is responsible for promptly delivering the application and initial investment to the Fund. The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.

    ON MARCH 22, 1993 THE FUND STOPPED ALL FURTHER SALES OF SHARES OF SKYLINE SPECIAL EQUITIES PORTFOLIO EXCEPT THAT (i) RETIREMENT PLANS (INCLUDING ERISA ACCOUNTS AND IRAS) THAT WERE SHAREHOLDERS OF THE PORTFOLIO ON THAT DATE MAY PURCHASE SHARES TO BE ADDED TO EXISTING ACCOUNTS AND (ii) THE BOARD OF TRUSTEES IN ITS DISCRETION MAY ELECT TO PERMIT CERTAIN PERSONS, SUCH AS TRUSTEES OF THE FUND AND EMPLOYEES OF THE ADVISER AND RETIREMENT OR OTHER BENEFIT PLANS IN WHICH SUCH PERSONS MAY PARTICIPATE, TO PURCHASE SHARES TO THE EXTENT DESCRIBED FROM TIME TO TIME IN THE STATEMENT OF ADDITIONAL INFORMATION. All shareholders of the Skyline Special Equities Portfolio may continue to reinvest dividends and distributions on all or any shares owned. IF YOU HAVE QUESTIONS ABOUT YOUR ELIGIBILITY TO PURCHASE SHARES OF SKYLINE SPECIAL EQUITIES PORTFOLIO, PLEASE CALL THE FUND AT (800) 458-5222. Sales of shares of Skyline Special Equities II are not affected by this restriction.

    The purchase price of shares in each Portfolio is the net asset value per share next computed after receipt by the Fund (from the Distributor, an authorized broker-dealer or directly from a shareholder) of an order completed in accordance with the instructions on the account application. Your order must be received by the Fund before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Chicago time) to receive the net asset value calculated on that day. (See "Net Asset Value.") All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Unless a shareholder elects to participate in one of the shareholder plans requiring written instructions to the Fund described under the caption "Shareholder Services," a shareholder may also purchase shares by giving telephonic instructions to purchase shares (including the shareholder's name and amount to be invested) to an authorized broker-dealer and instructing the dealer to wire transfer the funds for the shareholder's account. Funds transferred by wire in this manner will be considered to be invested upon receipt of the order by the Fund. Funds may be invested in this manner only through an authorized broker-dealer. Any questions regarding this method of investment may be answered by calling (312) 913-0900 or (800) 458-5222. The minimum initial investment to open an account is $1,000 and subsequent investments must be at least $100. The minimum initial investment to open an account for a spousal IRA (established for a nonworking spouse) is $250.

    You may also purchase (or redeem) shares through investment dealers, banks, or other institutions. However, these institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Fund. There are no charges or limitations imposed by the Fund (other than nominal charges for wire transfers, returned checks and similar items, as described in this prospectus) if shares are purchased (or redeemed) directly from the Distributor.

    The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. The Fund believes that frequent purchases and redemptions of Fund shares by investors utilizing market-timing strategies adversely affects the Portfolios. The Fund therefore intends to reject purchase orders from investors identified by the Fund as market-timers. Should an order to purchase shares of a Portfolio be canceled because a shareholder's check does not clear, the shareholder will be responsible for any resulting loss incurred by that Portfolio. A charge (currently $15) will be assessed for any returned check.

    Generally, the Fund does not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon a shareholder's written request. Fractional shares, if any, will be carried on the books of the Fund without issuance of certificates.

                                REDEEMING SHARES

    Shareholders of each Portfolio may redeem their shares at the net asset value next determined after the request is received by the Fund. Your redemption request in proper form must be received by the Fund before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Chicago time) to receive the net asset value calculated on that day. (See "Net Asset Value.") To redeem shares, a written request must be received by the Fund or telephone authorization in proper form must be received by the Fund or be on file with the Fund. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.

    A signature guarantee is required on the written redemption request if (i) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by the shareholder in accordance with the instructions on the account application, (ii) the proceeds of the requested redemption would be more than $10,000, or (iii) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS. The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public is not an acceptable guarantor. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE ARE NOT PERMITTED. Redemption checks will not be forwarded if the redeeming shareholder moves. The redemption request should also indicate the change of address and include a signature guarantee.

    Telephone redemptions can be authorized on the account application. If telephone redemptions are so authorized, the Fund will honor requests by telephone at (312) 913-0900 or (800) 458-5222. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on the purchase application and recording the conversation. The shareholder bears the risk of any loss that might result from a fraudulent instruction, although the Fund may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Fund reserves the right to record all telephone redemption requests.

    The redemption price per share is the net asset value next determined after receipt of the redemption request, which may be more or less than the shareholder's cost depending upon the value of the Portfolio's investment securities at the time of redemption (See "Net Asset Value.") There is no charge for a redemption, but an authorized dealer may charge a fee for this service. A redemption order received from a dealer must be at least $250 unless the entire account is being redeemed.

    Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to the shareholder's bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $7.50). That charge and any similar service fee may be changed without prior notice to shareholders. Wires to third parties are not permitted.

    The Fund may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If a shareholder attempts to redeem shares within 15 days after they have been purchased by check, the Fund may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received.

    The Fund reserves the right to redeem shares in any account with a balance of less than $750 in share value in any Portfolio. Prior to any such redemption, the Fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $750 minimum balance will be waived if the account balance drops below $750 due to market activity.

                                NET ASSET VALUE

    The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

    The net asset value of a share of each Portfolio is determined as of the close of regular session trading on the NYSE (currently 3:00 p.m., Chicago time) each day the NYSE is open for trading. The net asset value per share of each Portfolio is determined by dividing the difference between the values of the Portfolio's assets and liabilities by the number of shares outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price, or, if there have been no sales on the valuation day, at the most recent bid price. Other securities traded over the counter are valued at the last reported bid price. Other assets and securities are valued by methods the board of trustees believes will determine a fair value.

                              SHAREHOLDER SERVICES

    SHAREHOLDER ACCOUNTS. Each shareholder receives an annual account statement showing transactions in Portfolio shares and with a balance denominated in Portfolio shares. In addition, confirmations are sent to shareholders upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, a shareholder may obtain a historical transcript of his account by requesting one in writing from Firstar Trust Company.

    RETIREMENT PLANS. Investors may use the Fund as an investment for their Individual Retirement Accounts ("IRAs"), profit sharing or pension plans,
Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers.

    EXCHANGE PRIVILEGE. The Fund offers an exchange privilege among Skyline Special Equities II and two portfolio series of Portico Funds, Inc.--Money Market Fund and U.S. Government Money Market Fund (the "Portico Money Market Funds"). Because sales of shares of Skyline Special Equities Portfolio are restricted, the exchange privilege generally may not be used to purchase shares of Skyline Special Equities Portfolio. An investor exchanging out of Skyline Special Equities Portfolio may not later exchange back into that Portfolio unless exchanges were limited to a Portico Money Market Fund.

    All exchanges are based on the respective net asset values per share next calculated after the receipt of an exchange request. Shares of either Portico Money Market Fund or either Portfolio to be acquired must have been registered for sale in the investor's state. To be effective on that date, a request to exchange into or out of a Portico Money Market Fund must be received by the purchase or redemption cutoff time described from time to time in the Portico Money Market Funds prospectus, a copy of which can be obtained from the Distributor at (312) 913-0900 or (800) 458-5222

    The exchange privilege is not available for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the account application that his authorization has been withheld. Unless authorization is withheld, the Fund will honor exchange requests by telephone at
(312) 913-0900 or (800) 458-5222. The Fund reserves the right to record all telephone exchange requests. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and recording the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may bear such risk if reasonable procedures were not used. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account. During periods of volatile economic and market conditions, a shareholder may have difficulty making a redemption request by telephone, in which case an exchange request would have to be made in writing.

    The Fund reserves the right at any time without prior notice to suspend or terminate the use of the exchange privilege by any person or class of persons. The Fund believes that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Portfolios. THEREFORE, THE FUND GENERALLY WILL NOT HONOR REQUESTS FOR EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE FUND AS "MARKET-TIMERS." Moreover, the Fund reserves the right at any time without prior notice to suspend, limit, modify, or terminate the exchange privilege in its entirety. Because such a step would be taken only if the board of trustees believes it would be in the best interests of the Portfolios, the Fund expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the exchange privilege would adversely affect the Portfolios. IF THE FUND WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE AN EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE.

    EXCHANGES OF SHARES ARE TAXABLE EVENTS AND MAY RESULT IN A GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. A prospectus for the Portico Money Market Funds may be obtained from the Distributor or any authorized broker-dealer. An investor considering an exchange should refer to the relevant prospectus for additional information.

    AUTOMATIC INVESTMENT PLAN. The Fund has a pre-authorized check plan for shareholders who wish to make automatic periodic investments in shares of Skyline Special Equities II. A shareholder may establish an automatic investment plan for Skyline Special Equities II by opening an account with $1,000 or more and delivering to the Fund an automatic investment plan application along with a voided check. The plan enables Firstar Trust Company, the Fund's transfer agent, to withdraw funds from a shareholder's bank account or NOW account on a predetermined basis for investment in shares of the Portfolio. The automatic investment plan is not available for Skyline Special Equities Portfolio, except that retirement plan accounts established before March 22, 1993, may continue to use the automatic investment plan. A shareholder may terminate his participation in the plan at any time without penalty by written notice to Firstar Trust Company at least 15 days prior to the next investment date. The Fund may modify or terminate the plan at any time, or from time to time, without notice to shareholders.

    SYSTEMATIC WITHDRAWAL PLAN. A shareholder may request that the Fund periodically redeem shares of a Portfolio having a specified redemption value. Payment is sent by check to the record holder(s) of the account. In order to initiate the Systematic Withdrawal Plan, the account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of not less than $100. The Fund may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

    DIVIDEND PURCHASE PLAN. A shareholder may have dividends and distributions paid by a Portfolio automatically invested in shares of one of the Portico Money Market Funds in which an account has been opened through the Fund's exchange privilege. Similarly, dividends paid on shares in a Portico Money Market Fund account opened through the exchange privilege may be automatically invested in shares of Special Equities II. The account into which the dividends are to be invested must meet any applicable minimum balance requirement, and the account registration must be identical to the registration of the account from which the dividends or distributions are paid. The minimum subsequent investment amount will be waived. Before establishing this plan to make investments in the Portico Money Market Funds, a shareholder should obtain and read carefully the Portico Money Market Funds prospectus, a copy of which may be obtained by calling the Distributor at (312) 913-0900 or (800) 458-5222.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders may receive two kinds of distributions from the Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at net asset value per share (without a sales charge) unless the shareholder has requested on the account application or in writing that distributions be made in cash. The Portfolios expect to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

                                     TAXES

    Each Portfolio is a separate entity for federal income tax purposes. The Fund intends for each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, each Portfolio must meet certain income, distribution and diversification requirements. In any year in which a Portfolio so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    Dividends paid by the Portfolios from net investment income together with distributions of net short-term capital gains generally will be taxable as ordinary income, generally in the year received. Distributions declared in October through December, to shareholders of record before January 1, and paid during January of the following year, will be considered paid on December 31 in the calendar year declared. A portion of any dividend paid by each Portfolio from its net investment income generally will be eligible for the dividends-received deduction for corporations, depending upon the percentage of the distributing Portfolio's net income derived from qualifying dividends. Distributions of net capital gains (the excess of net long-term capital gains over net short-term losses) which are designated as capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in the Fund. To the extent a Portfolio makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain on the sale of such shares. Shareholders will be informed annually of the amount and nature of the Fund's income and distributions.

    Under federal law, exchanges and redemptions of shares, including exchanges of shares in one Portfolio for shares in another Portfolio or another fund with which the Fund has exchange privileges, are taxable events and, accordingly, may result in capital gain or loss for shareholders participating in such transactions. Shareholders electing to reinvest dividends or redemption proceeds in new shares will nevertheless be treated as having received such distributions for tax purposes.

    Any dividends or distributions have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although a dividend or distribution paid shortly after shares are purchased is in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of the Fund's income, if any, which is derived from such obligations.

    The Fund is required by federal law to withhold, currently at the rate of 31%, from reportable payments (which may include dividends, capital gain distributions, and proceeds from redemptions) paid to shareholders who have not provided a social security or taxpayer identification number, have not represented that they either are not currently subject to backup withholding or are exempt from backup withholding, and have not certified that such information is correct. Any amounts withheld will be credited against a shareholder's normal federal income tax liability.

    The tax treatment of non-resident alien individuals, foreign corporations and other non-U.S. shareholders may differ from that described above. All shareholders should consult their own advisors concerning federal, state, and local tax consequences of an investment in the Portfolios. This discussion is included for general information only.

                             MANAGEMENT OF THE FUND

    THE TRUSTEES. The board of trustees has overall responsibility for the conduct of the Fund's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by the shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Fund's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

    THE ADVISER. The Fund's investment adviser is Skyline Asset Management, L.P. The Adviser is a Delaware limited partnership formed in 1995 by Mesirow Asset Management, Inc., which was then adviser to the Fund. As of August 31, 1995, Mesirow Asset Management, Inc. transferred the general partner interest of the Adviser to Affiliated Managers Group, Inc. ("AMG"). AMG is a Boston-based private holding company that makes equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. Limited partnership interests in the

Adviser are held by corporations wholly owned by certain management personnel of the Adviser, including the portfolio managers of each Portfolio. More than fifty percent of the stock of AMG is controlled by TA Associates, Inc., a Delaware corporation founded in 1968 which directly or indirectly has invested in more than 200 enterprises prior to its investment in AMG.

    The Adviser manages the investment and reinvestment of the assets of each Portfolio. In addition the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering the Fund's day-to-day operations, and provides shareholder and investor services.

    In return for the comprehensive fee described below, the Adviser bears all ordinary costs and expenses attendant to operating the Portfolios except fees paid to non-interested trustees, organizational and initial offering expenses, taxes, interest expense, portfolio transaction costs, and any extraordinary costs or expenses not incurred in the course of the Fund's ongoing operation. The overall expense ratio of each Portfolio is shown in the "Expense Information" table in this prospectus.

    For its advisory, management, and administrative services, and for the assumption of the Fund's ordinary operating expenses, each Portfolio pays the Adviser a monthly comprehensive fee based on its average daily net asset value at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. Although the Adviser believes the fees paid to the Adviser are comparable to those paid by other small and mid-cap equity funds, the fees are higher than the average fee paid by all mutual funds (including money market funds). Unlike most mutual funds, the Adviser rather than the Fund pays out of its fee the Fund's ordinary operating expenses. In addition, the Adviser has agreed to limit each Portfolio's expenses (including the Adviser's fee but excluding extraordinary costs or expenses not incurred in the ordinary course of the Fund's operation) to 1.75% of the average daily net assets of the Skyline Special Equities Portfolio and 2.0% of the average daily net assets of Skyline Special Equities II. Expenses incurred in excess of these limits, if any, will be reimbursed to the Portfolio by the Adviser.

    Each Portfolio has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. William M. Dutton, portfolio manager for Skyline Special Equities Portfolio, and Kenneth S. Kailin, portfolio manager for Skyline Special Equities II, are responsible for the day-to-day management of their respective portfolios. Mr. Dutton has been portfolio manager of Skyline Special Equities Portfolio since it began operations in 1987, and is President and Chief Executive Officer of the Adviser and President of the Fund. In addition, Mr. Dutton manages separately managed accounts. Before August 31, 1995, Mr. Dutton was executive vice president of the Fund's former investment adviser. Mr. Kailin has been the portfolio manager of Special Equities II since it began operations in 1993, and is Principal-Portfolio Manager of the Adviser and an Executive Vice President of the Fund. In addition, Mr. Kailin manages separately managed accounts. Mr. Kailin was senior vice president of the Fund's former investment adviser from 1994 to August 31, 1995, vice president from 1992 to 1994, and an analyst prior thereto.

    PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for a Portfolio and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the responsibility of the Adviser. In general, the Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

    The Adviser may consider research services provided by the broker or dealer, some of which may be useful to the Adviser in its other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the Adviser. The Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of the Portfolios, but only if the Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms.

    The  historical  portfolio  turnover  rates  of  Skyline  Special   Equities
Portfolio and Skyline Special Equities II are included in the Financial Highlights.

    PERFORMANCE. From time to time, in advertisements and sales literature, the Fund may present information regarding the total return on a hypothetical investment in a Portfolio for various periods of performance and may make comparisons of such total return to various stock indices (groups of unmanaged common stocks), or to the Consumer Price Index or groups of comparable mutual funds.

    Total return for a period is the percentage change in value during the period of an investment in a Portfolio's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Portfolio. Income taxes will not be taken into account.

    In addition to the figures described above, the Fund might use rankings or ratings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service to compare the performance of a Portfolio with the performance of (i) other funds of similar size and investment objective or (ii) broader groups of funds. The Fund may also provide information about, or compare performance of a Portfolio to, the historical returns on various types of financial assets.

    Performance of a Portfolio will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

    Further information about the Portfolios' performance is contained in the Annual Reports of Special Equities Portfolio and Special Equities II, copies of which may be obtained without charge by calling the Fund at 1-800-458-5222.

                            THE FUND AND ITS SHARES

    The Fund was organized as a Massachusetts business trust on February 4, 1987 and is an open-end, diversified management investment company. Special Equities Portfolio began operations April 23, 1987, and Special Equities II began operations on February 9, 1993. In approving the use of a combined prospectus, the board of trustees considered the possibility that one Portfolio might be liable for misstatements in the prospectus of information regarding the other Portfolio.

    SHARES. Under the terms of the Agreement and Declaration of Trust, the Fund may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. There are currently two series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

    Under Massachusetts law, the shareholders of the Fund may, under certain circumstances, be held personally liable for the Fund's obligations. However, the Fund's Agreement and Declaration of Trust disclaims liability of shareholders, the Fund's trustees, or the Fund's officers for acts or obligations of the Fund or a Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Fund or the board of trustees. The Fund's Agreement and Declaration of Trust provides for indemnification out of the assets of a Portfolio of all losses and expenses of any shareholder held personally liable for the obligations of that Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

    VOTING RIGHTS. Each share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Portfolio is required for approval of the Fund's investment advisory agreement, any change in a Portfolio's fundamental investment policies and restrictions, and any matters which affect an individual Portfolio. Shareholders of a Portfolio are not entitled to vote on any matter not affecting that Portfolio. All shareholders of the Fund vote together in the election of trustees.

    SHAREHOLDER INQUIRIES. Inquiries should be addressed to Skyline Fund, c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Chicago, Illinois 60606. Telephone inquiries may be made at (800) 458-5222 or at (312) 913-0900.

SHAREHOLDER SERVICES:
    SKYLINE FUND
    311 South Wacker Drive, Suite 4500
    Chicago, IL 60606
    (800) 458-5222
    (312) 913-0900

INVESTMENT ADVISER:
    SKYLINE ASSET MANAGEMENT, L.P.
    311 South Wacker Drive
    Chicago, IL 60606

DISTRIBUTOR:
    FUNDS DISTRIBUTOR, INC.
    One Exchange Place, 10th Floor
    Boston, MA 02109

CUSTODIAN AND TRANSFER AGENT:
    FIRSTAR TRUST COMPANY
    P.O. Box 701
    Milwaukee, WI 53201

INDEPENDENT AUDITORS:
    ERNST & YOUNG LLP
    233 South Wacker Drive
    Chicago, IL 60606

LEGAL COUNSEL:
    BELL, BOYD & LLOYD
    Three First National Plaza, #3300
    Chicago, Illinois 60602

    NO DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR SKYLINE FUND, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY SKYLINE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    SKYLINE FUND, THE SKYLINE LOGO, SKYLINE SPECIAL EQUITIES PORTFOLIO AND SKYLINE SPECIAL EQUITIES II ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.

        ---------------------------------------------------
       S K Y L I N E  F U N D-REGISTERED TRADEMARK-

       SKYLINE SPECIAL EQUITIES PORTFOLIO-REGISTERED TRADEMARK-
       SKYLINE SPECIAL EQUITIES II-REGISTERED TRADEMARK-

       ----------------------------------------------
        PROSPECTUS

        ---------------------------------------------------
        SEPTEMBER 1, 1995

                              SKYLINE FUND

     Effective January 2, 1996, shareholders of SKYLINE SPECIAL EQUITIES PORTFOLIO may make additional investments to their existing shareholder accounts. Skyline Fund's Board of Trustees determined that the increase in assets expected from opening the Portfolio to additional investments by existing shareholders will not impair the Portfolio's ability to invest in accordance with its investment objective and policies. The Board concluded that it is in the best interests of the Portfolio to open the Portfolio to additional investments.

     Skyline Fund reserves the right to close Skyline Special Equities Portfolio again if additional cash flow is deemed detrimental to management of the Portfolio.

     Supplement dated December 19, 1995 to Prospectus dated September 1, 1995

                       SKYLINE FUND-Registered Trademark-

                       311 South Wacker Drive, Suite 4500
                             Chicago, Illinois 60606
                                 (312) 913-0900
                                 (800) 458-5222

                       STATEMENT OF ADDITIONAL INFORMATION
                                September 1, 1995
              Supplemented September 26, 1995 and December 19, 1995

--------------------------------------------------------------------------------

     Skyline Special Equities Portfolio and Skyline Special Equities II are series of Skyline Fund (the "Fund"). Each series of the Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective and policies. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Fund Prospectus for Skyline Special Equities Portfolio and Skyline Special Equities II dated September 1, 1995, and any supplement to that prospectus. That prospectus can be obtained without charge by calling or writing to the Fund.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
THE FUND AND THE PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

INVESTMENT ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . . . . . . .11

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . .13

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . .15

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

                           THE FUND AND THE PORTFOLIOS

     As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Fund Special Equities Portfolio and "Special Equities II" means Skyline Fund Special Equities II. Special Equities Portfolio and Special Equities II are sometimes referred to together as the "Portfolios." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to each of the Portfolios.

                        INVESTMENT OBJECTIVE AND POLICIES

     SPECIAL EQUITIES PORTFOLIO seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $500 million. The Adviser attempts to identify companies that it believes are underfollowed by the investment community.

     SPECIAL EQUITIES II seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth. Special Equities II emphasizes investments in small and medium-sized companies whose outstanding shares have an aggregate market value of $400 million to $2 billion. The Adviser attempts to identify companies that it believes are underfollowed by the investment community.

     Small and medium capitalization stocks (for this purpose, under $2 billion in market value) as a group may outperform or under perform larger capitalization stocks as a group over various periods. According to various studies of stock market performance commencing in the 1920s or 1930s, stocks of small-capitalization and mid-capitalization companies have produced a greater total return to investors than have stocks of companies with larger market capitalizations(1).

     The performance cycle of medium capitalization stocks tends to mirror that of small capitalization stocks, but with less pronounced peaks and troughs (meaning somewhat lower gains, but also reduced volatility). Historically, the peaks, or periods of economic growth and expansion, have lasted much longer than the periods of slow or no growth(2).

     There can be no assurance that a Portfolio's investment objective will be achieved. Each Portfolio's investment objective and policies may be changed by the Skyline Fund's

-------------------------

     (1) E.G., Roger G. Ibbotson and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION, 1989, updated in STOCKS, BONDS, BILLS AND INFLATION 1993 YEARBOOK; Prudential Securities, STRATEGY WEEKLY, March 17, 1993.

     (2)  Economic Report of the President, February 1994.

board of trustees without shareholder approval. However, shareholder approval is required for changes in a Portfolio's fundamental investment restrictions and no change in a Portfolio's investment objective will be implemented without at least 30 days' prior notice to shareholders.

     TEMPORARY INVESTMENTS. For management of cash inflows or in anticipation of redemptions, each Portfolio may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents.

     REPURCHASE AGREEMENTS. Each Portfolio may invest up to 5% of its assets in repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument, at a fixed price, including yield, within a specified term. A Portfolio could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Portfolios did not invest in repurchase agreements in the most recent fiscal year and have no present intention of doing so.

     FOREIGN SECURITIES. The Portfolios may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs), securities of Canadian issuers, and securities guaranteed by a United States person. Neither Portfolio expects to invest as much as 5% of its assets in foreign securities.

                             INVESTMENT RESTRICTIONS

     With respect to each Portfolio, Skyline Fund has adopted the following investment restrictions (which may not be changed without the approval of a majority of a Portfolio's outstanding shares), under which a Portfolio may not:

          1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing (including the amount borrowed) (a Portfolio will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

          2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

          3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

          4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

          5. Invest more than 5% of its assets (measured at the time of investment) in securities of an issuer with less than three years operating history (including predecessors).

          6. Sell securities short or purchase securities on margin (but each Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

          7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

          8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

          9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline Fund has also adopted the following additional restrictions and policies with respect to each Portfolio (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, a Portfolio may not:


          A. Invest in companies for the purpose of exercising control or management.

          B.   Invest in securities of other open-end investment companies.

          C. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio.

          D. Mortgage, hypothecate, or in any manner transfer as security for indebtedness, any securities owned or held by it, except that this restriction does not apply to borrowings permitted above.

          E. Purchase or retain securities of any issuer if an aggregate of 5% of the securities of such issuer are owned by those officers, directors, or trustees of Skyline Fund or of its Adviser who each own beneficially more than 1/2 of 1% of its securities.

          F. Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale; (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits; or (iii) repurchase agreements which expire in excess of seven days.

          G. Invest over 5% of its assets in repurchase agreements or warrants.

          H. Invest in oil, gas, or other mineral exploration or development programs, except it may invest in marketable securities of enterprises engaged in oil, gas, or mineral exploration.

          I.   Invest less than 65% of its total assets in common stocks.

          J. Invest in financial futures, options, or options on financial futures.

     In addition to the investment restrictions listed above, as long as shares of a Portfolio are qualified for sale in Texas, that Portfolio will not (i) purchase or sell limited partnership interests in real property; (ii) invest in oil, gas or mineral leases or (iii) invest more than 2% of its net assets in warrants (valued at the lower of cost or market) not listed on either the New York or American Stock Exchange, or on the Nasdaq National Market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction.

                             PERFORMANCE INFORMATION

     From time to time Skyline Fund may quote total return performance data for its Portfolios. Total return for a period is the percentage change in value during the period of an investment in a Portfolio's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

               ERV = P(l+T)n

Where:         P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

     For example, total return and average annual total return at December 31, 1994 of an investment of $1,000 in Special Equities Portfolio and Special Equities II were:


                                                Average Annual
                                      Total          Total
                                   Return (%)     Return (%)
                                   ----------     ----------
Special Equities Portfolio
--------------------------
   1 Year. . . . . . . . . . .        -1.15         -1.15
   5 Years . . . . . . . . . .       131.22         18.25
   Life of Portfolio . . . . .       209.29         15.81
   (April 23, 1987)


Special Equities II
-------------------
   1 Year. . . . . . . . . . .        -1.52         -1.52
   Life of Portfolio . . . . .         8.41          4.36
   (February 9, 1993)

     For example, total return and average annual total return at June 30, 1995 of an investment of $1,000 in Special Equities Portfolio and Special Equities II were:


                                                Average Annual
                                      Total          Total
                                   Return (%)     Return (%)
                                   ----------     ----------
Special Equities Portfolio
--------------------------
   1 Year. . . . . . . . . . .         9.59          9.59
   5 Years . . . . . . . . . .       127.31         17.85
   Life of Portfolio . . . . .       228.67         15.64
   (April 23, 1987)


Special Equities II
-------------------
   1 Year. . . . . . . . . . .       9.12           9.12
   Life of Portfolio . . . . .      15.89           6.37
   (February 9, 1993)


     The total return and average annual total return figures will assume reinvestment of all dividends and distributions. Income taxes are not taken into account. Total return and average annual total return for the Special Equities Portfolio do not take into account the effect of the sales charge that was applicable to sales of shares of that Portfolio before August 13, 1992. If such charges were taken into account, Special Equities Portfolio's total return and average annual total return figures over five years and the life of the Portfolio would be lower. The figures are not a guarantee of future results. The performance of a Portfolio is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing a Portfolio's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by Skyline Asset Management, L.P., and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Portfolios. Comparison of a Portfolio to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Skyline Fund generally believes to be accurate. A Portfolio may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines which might mention Skyline Fund and its Portfolios include, but are not limited to, the following:

               Business Week                  Money
               Changing Times                 Mutual Fund Letter
               Chicago Tribune                Mutual Fund Values (Morningstar)
               Chicago Sun-Times              Newsweek
               Crain's Chicago Business       The New York Times
               Consumer Reports               Pensions and Investments
               Consumer Digest                Personal Investor
               Financial World                Stanger Reports
               Forbes                         Time
               Fortune                        USA Today
               Investor's Daily               U.S. News and World Report
               Los Angeles Times              The Wall Street Journal

     When a newspaper, magazine, or other publication mentions Skyline Fund or a Portfolio, such mention may include: (i) listings of some or all of a Portfolio's holdings, (ii) descriptions of characteristics of some or all of the securities held by a Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above, and (iii) descriptions of the economic and market outlook, generally and for a Portfolio, in the view of Skyline Fund, a portfolio manager or the Adviser.

     Each Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Portfolios may be compared to stock market indexes or averages, including the following:


Dow-Jones Industrial Average            New York Stock Exchange Composite Index
Russell 2000 Small Stock Index          American Stock Exchange Composite Index
Russell Mid-Cap Stock Index             NASDAQ Composite
Standard & Poor's 500 Stock Index       NASDAQ Industrials
Standard & Poor's 400 Industrials       (These indexes generally reflect the
Standard & Poor's Mid-Cap 400 Index     performance of  stocks traded in the
Wilshire 5000                           indicated markets.)
Wilshire 4500
Wilshire 4000
(These indexes are widely
recognized indicators of general
U.S. stock market results.)


     The performance of the Portfolios may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Portfolios may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Portfolio to a different category or develop (and place a Portfolio into) a new category, that Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Portfolios may use Ibbotson's historical data regarding the Consumer Price Index. The Portfolios may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline Fund to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                             MANAGEMENT OF THE FUND

     Trustees and officers of Skyline Fund, and their principal business occupations during at least the last five years, are shown below.

     WILLIAM M. DUTTON, 41, PRESIDENT AND TRUSTEE. President and Chief Executive Officer, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc. Previously, Executive Vice President and Portfolio Manager (Skyline Special Equities Portfolio), Mesirow Asset Management, Inc.

     WILLIAM L. ACHENBACH, 52, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm. Previously, Executive Vice President, Brownson, Rehmus & Foxworth, Inc., a financial counseling firm.

     PAUL J. FINNEGAN, 42, TRUSTEE. Partner, Madison Dearborn Partners, Inc., a venture capital firm. Previously, Vice President, First Chicago Venture Capital, a venture capital firm.

     STEPHEN F. KENDALL, 40, TRUSTEE. Divisional Sales Manager, Nabisco Biscuit Company.

     DAVID A. MARTIN, 43, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.

     KENNETH S. KAILIN, 36, EXECUTIVE VICE PRESIDENT. Principal Portfolio Manager, Skyline Asset Management, L.P. Previously, Senior Vice President, Mesirow Asset Management, Inc.

     GEOFFREY P. LUTZ, 45, EXECUTIVE VICE PRESIDENT. Principal Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc. Previously, Vice President, Mesirow Asset Management, Inc. and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

     MICHAEL MALONEY, 33, SENIOR VICE PRESIDENT. Principal Securities Analyst, Skyline Asset Management, L.P. Previously, Securities Analyst, Mesirow Asset Management, Inc. and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker Fentress & Co.

     SCOTT BLIM, 36, SECRETARY AND TREASURER.   Chief Operating Officer, Skyline
Asset Management, L.P. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited. Previously, Supervisor of International Accounting, Kemper Financial Services, Inc. and prior to joining Kemper, Staff Auditor, Price Waterhouse.

     The address of Messrs. Dutton, Kailin, Lutz and Maloney is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: Mr. Achenbach, 510 East Main Street, Charlottesville, Virginia 23902; Paul J. Finnegan, 110 Michigan Avenue, Evanston, Illinois 60202; Stephen J. Kendall, 379 Shelbourne Terrace, Ridgewood, New Jersey 07450; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603.

     As of August 31, 1995, the trustees and officers of the Fund owned, in the aggregate, 28,327 shares (.25%) of the Special Equities Portfolio, and 6,457 shares (.08%) of Special Equities II.

     The Trustees of Skyline Fund who are not "interested persons" of Skyline Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline Fund an annual retainer of $3,000 and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The following table sets forth compensation paid by Skyline

Fund during the fiscal year ended December 31, 1994, to each of the former trustees of Skyline Fund. Skyline Fund has no retirement or pension plans. The trustees and officers affiliated with Skyline Fund do not receive compensation from Skyline Fund.

                                            Aggregate Compensation
Name of Trustee                                  from the Fund
--------------------------------------------------------------------------------
*Lawrence M. Cohen . . . . . . . .                 $    0
*Stephen G. Gaber. . . . . . . . .                      0
 Steven H. Milter. . . . . . . . .                  5,800
*Lester A. Morris. . . . . . . . .                      0
 Richard A. Baehr. . . . . . . . .                  5,800
 Philip J. Ruedig. . . . . . . . .                  5,800

----------------------------

* Indicates an "interested person" of the Fund, as defined in the 1940 Act, during the fiscal year ended December 31, 1994.

                          INVESTMENT ADVISORY SERVICES

     Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to the Fund for the Portfolios pursuant to Investment Advisory Agreements dated August 31, 1995 (the "Agreements"). The Adviser is a Delaware limited partnership, the general partner of which is Affiliated Managers Group, Inc. ("AMG") and the limited partners of which are corporations wholly-owned by Messrs. Dutton, Kailin, Lutz and Maloney, respectively.

     AMG is a Boston-based private holding company that makes equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. AMG is a Delaware corporation which has its offices at One International Place, Boston, MA 02110. AMG may be deemed to have as its parent, Advent VII, L.P., a Delaware limited partnership, because Advent VII, L.P. owns greater than fifty percent of the voting stock of AMG. Advent VII, L.P. may be deemed to have, as its parent, its sole general partner - TA Associates VII, L.P., which is a Delaware limited partnership, and which in turn may be deemed to have, as its parent, its sole general partner - TA Associates, Inc., a Delaware corporation. The address of each of Advent VII, L.P., TA Associates VII, L.P. and TA Associates, Inc., is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110.

     Under the Agreements, the Adviser bears all ordinary costs and expenses attendant to operating the Portfolios except the advisory fees, fees paid to non-interested trustees, organizational and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Fund's ongoing operation. The initial offering and organizational expenses of approximately $51,600 for Special Equities II were advanced to the Fund by Mesirow Asset Management, Inc. and Special Equities II is reimbursing Mesirow Asset Management, Inc. for such expenses in equal installments without interest over 20 calendar quarters. Reimbursement by the Special Equities Portfolio of organizational expenses advanced by the Mesirow Asset Management, Inc. has been completed.

     Expenses borne by Skyline Fund pursuant to the Agreements, as described above, that are attributable to a particular Portfolio are charged to that Portfolio. Other expenses of Skyline Fund are allocated among the Portfolios and the other series of Skyline Fund on a reasonable basis as determined by Skyline Fund's board of trustees.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the ordinary operating expenses of the Portfolios, the Adviser is paid a monthly comprehensive fee from each Portfolio based on each Portfolio's average daily net assets. Under the Agreements, each Portfolio pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse each Portfolio to the extent that, in any fiscal year, the aggregate expenses of the Portfolio, including the advisory fee but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline Fund's ongoing operation, exceed an annual rate of 1.75% of the average daily net asset value of Special Equities Portfolio and 2.0% of the average daily net assets of Special Equities II. Reimbursement, if any, is made monthly.

     The Special Equities Portfolio paid Mesirow Asset Management, Inc. fees totaling $3,253,041, $3,168,446, and $1,011,691 in the years ended December 31,
1994, 1993, and 1992, respectively. Special Equities II paid Mesirow Asset Management, Inc. fees totaling $1,151,209 in the year ended December 31, 1994, and $584,271 in the period ending December 31, 1993.

     The Agreements provide that the Adviser shall not be liable for any loss suffered by Skyline Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreements, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

     The Agreements may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of Skyline Fund who are not "interested persons" of Skyline Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Portfolio. The Agreements are terminable with respect to a Portfolio without penalty, on 60 days' notice, by the trustees of Skyline Fund or by vote of a majority of the outstanding shares of that Portfolio, or, on not less than 90 days' notice, by the Adviser. The Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Adviser specializes in investing in small-cap and mid-cap companies. Each Skyline Portfolio has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. The portfolio manager for the Special Equities Portfolio is William M. Dutton, President of Skyline Fund. His team for Special Equities Portfolio includes Kenneth S. Kailin, Executive Vice President of Skyline Fund. Mr. Kailin is portfolio manager for Special Equities
II.  His team for Special Equities II includes Mr. Dutton.

     Mr. Dutton is the President and Chief Executive Officer of the Adviser.
Mr. Dutton, who is a certified public accountant, received an undergraduate degree in English Literature from Princeton University, and has a master's degree in accounting from the University of Illinois. He joined Mesirow Asset Management, Inc., the former adviser to the Portfolios, as an analyst in 1980 after practicing as an accountant for one year, and became a portfolio manager in 1984. In addition to Special Equities Portfolio, Mr. Dutton manages separately managed accounts. Mr. Dutton was named 1992 Portfolio Manager of the Year by Morningstar, Inc.

     Mr. Kailin is a Principal Portfolio Manager of the Adviser. He joined Mesirow Asset Management, Inc., the former adviser to the Portfolios, in 1987 as a securities analyst and was promoted to vice president in 1992 and to senior vice president in 1994. Mr. Kailin previously was employed by Cole-Taylor Financial, a bank holding company, as a loan review officer. He also was formerly employed by the Federal Deposit Insurance Corporation as a bank examiner. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. In addition, he recently earned the Chartered Financial Analyst designation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of research information provided by a broker to the Adviser in managing the Portfolios. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline Fund and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Portfolios are reviewed periodically by Skyline Fund's board of trustees.

     The Adviser is the principal source of information and advice to the Portfolios, and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline Fund recognizes that it is important for the Adviser, in performing its responsibilities to Skyline Fund, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline Fund to take into account the value of the information received for use in advising Skyline Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to Skyline Fund is not determinable. In addition, it is understood by the board of trustees that the other clients of the Adviser might also benefit from the information obtained for Skyline Fund, in the same manner that Skyline Fund might also benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline Fund in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained otherwise.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline Fund to brokers and dealers who provide research services to Skyline Fund or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline Fund by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline Fund.

     Although investment decisions for Skyline Fund are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both Skyline Fund and one or more other advisory clients. If both Skyline Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by Special Equities Portfolio during the periods indicated, as well as the aggregate commissions paid to persons who were affiliated persons of Skyline Fund as of the time such payments were made:



                                                             Fiscal Year Ending December 31,
                                             ------------------------------------------------------------------
                                                   1994                    1993                      1992
Special Equities Portfolio
   Aggregate commissions                     $1,219,421(100%)         $1,056,108(100%)         $1,458,472(100%)
   Commissions paid to affiliates                37,106(3.0%)             34,681(3.3%)             99,350(7%)

Special Equities II
   Aggregate commissions                     $  431,312(100%)         $ 204,400($100%)                N/A
   Commissions paid to affiliates                 7,408(1.7%)            15,472(6.4%)                 N/A


     The brokerage commissions paid by Special Equities Portfolio to affiliated persons during the periods indicated were paid in connection with transactions aggregating 3%, 8%, and 10%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by the Special Equities Portfolio. Of the aggregate brokerage commissions paid during fiscal year 1994, Special Equities Portfolio paid $984,965 to brokers who furnished research services.

     The brokerage commissions paid by Special Equities II to affiliated persons during fiscal years 1994 and 1993 were paid in connection with transactions aggregating 2% and 16%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities
II. Of the aggregate brokerage commissions paid during fiscal year 1994, Special Equities II paid $405,989 to brokers who furnished research services.

     The Adviser may place brokerage transactions with brokers affiliated with the Distributor, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will be no greater than those paid by Skyline Fund in similar transactions to other brokers.

                        PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "Purchase of Shares," "Redemption of Shares," "Shareholder Services," and "Net Asset Value." All of that information is incorporated herein by reference. Effective January 2, 1996, the following persons are eligible to purchase shares of Skyline Special Equities Portfolio: (i) any person or entity that was a shareholder of Special Equities Portfolio on January 1, 1996, for such shareholder's existing accounts; (ii) members of Skyline Fund's board of trustees and their immediate families (spouses and children sharing the same household); (iii) employees of Skyline Asset Management, L.P. and their immediate families (spouses and children sharing the same household); (iv) retirement plan accounts (including ERISA accounts and IRAs) for the benefit of persons permitted to purchase shares directly by clauses (ii) and
(iii); (v) retirement plans sponsored by Skyline Asset Management, L.P. or Affiliated Managers Group, Inc. in which employees of Skyline Asset Mangaement, L.P. are eligible to participate; and (vi) members of Skyline Growth Fund, L.L.C., a private investment company managed by Skyline Asset Management, L.P.

     Until January 2, 1996, sales of shares of Special Equities Portfolio are limited to the following persons: (i) retirement plans (including ERISA accounts and IRAs) that were shareholders of Skyline Special Equities Portfolio on March 22, 1993, for existing accounts; (ii) members of Skyline Fund's board of trustees; (iii) employees of Skyline Asset Management, L.P. and their immediate families (spouses and children sharing the same household); (iv) retirement plans (including ERISA and their immediate families (spouses and children sharing the same household accounts and IRAs) for the benefit of persons permitted to purchase shares directly by clauses (ii) and (iii); and (v) all shareholders of Skyline Special Equities Portfolio, in reinvestment of dividends and distributions by Skyline Special Equities Portfolio.

     You may purchase (or redeem) shares of the Portfolios through investment dealers, banks or other institutions. However, these institutions may charge for their services or place limitations on the extent to which you may use the services offered by Skyline Fund. There are no charges imposed by Skyline Fund other than those described in the prospectus and this statement of additional information if shares are purchased (or redeemed) directly from Skyline Fund. The State of Texas requires that Skyline Fund disclose in this statement of additional information, as a reminder to such institutions, that registration as a dealer in Texas is required in order to engage in that activity in Texas. The State of Nebraska requires that Skyline Fund disclose in this statement of additional information, as a reminder to such institutions, that although some such institutions may be exempt from registration under Nebraska law, their agents or employees may be required to register.

     Institutions through which shares of the Portfolios may be purchased or redeemed may provide services to shareholders, including subaccounting and general shareholder servicing, that Skyline Fund or the Adviser would provide if shares were purchased directly from Skyline Fund and that the Adviser would be obligated to pay for from its comprehensive fee. For those services, the Adviser may pay such institutions a fee of .25% of the average annual value of accounts serviced by the institution.

     Shares of the Portfolios may be purchased and redeemed through certain financial service companies. Generally, such purchases and redemptions will be effected without any transaction fee, provided that under certain circumstances a broker may charge transaction fees. For accounting, servicing, and distribution services provided by such a company with respect to Special Equities II shares held by accounts at such company, the company will charge a fee of up to .35% of the annual average value of those accounts, all of which fee is paid by the Adviser.

     NET ASSET VALUE. The net asset value of the shares of each Portfolio of Skyline Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Chicago time) each day the NYSE is open for trading. The net asset value per share of each Portfolio is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Portfolio outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there has been no sale that day, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments having sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline Fund's board of trustees.

     The NYSE is currently closed on weekends and on the following holidays:
New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     REDEMPTION IN KIND. With respect to each Portfolio, Skyline Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Portfolio during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of a Portfolio with a minimum value of $5,000, based upon the offering price (net asset value plus applicable sales charge). The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges and tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline Fund.

                                      TAXES

     Each Portfolio is a separate entity for purposes of determining federal tax treatment. Skyline Fund intends for each Portfolio to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

                               General Information

     CUSTODIAN. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline Fund. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling Skyline Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline Fund's investments. Firstar also performs portfolio accounting services for the Portfolios. Firstar is not an affiliate of the Adviser or its affiliates.

     AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline Fund's independent auditors, providing services including (i) audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of each Portfolio.

     DISTRIBUTOR. The shares of each Portfolio are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor") without any sales commissions or charges to the Portfolios or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. The Distributor acts pursuant to a written Distribution Agreement with Skyline Fund which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Portfolio and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Portfolios, all expenses in connection with registration of shares of the Portfolios with the Securities and Exchange Commission and fees in connection with registration of shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

     As agent, the Distributor offers shares of each Portfolio to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Portfolios' shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Portfolios. Those amounts are described under "Portfolio Transactions and Brokerage."

     The Distributor is a selling agent for two series of Portico Funds, Inc. Money Market Fund and U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Portfolios through the exchange privilege described in the prospectus.

                              FINANCIAL STATEMENTS

     Copies of the 1994 annual reports of Special Equities Portfolio and of Special Equities II accompany this Statement of Additional Information. Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the reports) is incorporated herein by reference.

     A copy of Skyline Fund's Prospectus for Special Equities Portfolio and Special Equities II and additional copies of the annual report for Special Equities Portfolio and for Special Equities II may be obtained by writing to the address shown on the cover page of this Statement of Additional Information, or by telephoning one of the numbers shown on the cover page.